Supplement dated April 2, 2024 to the following Prospectuses dated May 1, 2023:

•  Waddell & Reed Advisors Retirement Builder Variable Annuity

•  Waddell & Reed Advisors Retirement Builder II Variable Annuity

•  Waddell & Reed Advisors Accumulator Variable Universal Life

This supplement should be read with the currently effective or last effective prospectus and statement of additional information, along with any other applicable supplements, for the above listed prospectuses.

Fund Merger

On March 25, 2024, a special meeting of the Delaware VIP Global Equity fund shareholders was held to consider and vote on the acquisition of the Delaware VIP Global Equity Class II fund (the "Acquired Fund") by the Delaware Ivy VIP Global Growth Class II fund (the "Acquiring Fund"). At the meeting, shareholders of the Acquired Fund approved an Agreement and Plan of Reorganization (the "Reorganization").

As a result, the Reorganization is scheduled to take place at the close of business on or about April 26, 2024, and the assets and liabilities of the Acquired Fund will be assumed by the Acquiring Fund in exchange for shares of the Acquiring Fund. Contract owners affected by the Reorganization will receive a written confirmation of the transaction showing the transfer of value from the Acquired Fund to the Acquiring Fund.

The Acquired Fund will be closed to new investments for all investors one day prior to the scheduled Reorganization. Any purchase payment or transfer allocation (including any applicable systematic transfer arrangements, automatic portfolio rebalancing instructions, and automatic transaction instructions such as loan repayments and asset credits) to the Acquired Fund on or after April 25, 2024, will default to the Acquiring Fund.

You will have the following rights as a result of the merger:

•  The right to transfer out of, as applicable, the Acquired Fund and Acquiring Fund to any other Sub-Account regardless of any transfer restrictions, including a waiver of any timing and minimum dollar transfer restrictions, for sixty (60) days after the date of the merger.

•  The waiver of any asset allocation investment requirements that may occur as a result of this merger. The waiver will apply until you make an allocation change, including any Sub-Account transfer, for your policy or contract.

The merger does not result in any change in the amount of your accumulated policy, contract value or in the dollar value of your investment in the separate account. In addition, the merger does not cause any fees or charges under your policy or contract to be greater, it does not alter your rights or our obligations under the policy or contract, and it does not result in any tax liability to you.

If you need additional information, please contact your registered representative.

Please retain this supplement for future reference.